THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS NOTE, SUCH REGISTRATION IS NOT REQUIRED.

SCIENTIGO, INC.

PROMISSORY NOTE

$100,000.00 November 28, 2005

FOR VALUE RECEIVED, Scientigo, Inc., a Delaware corporation ("**Scientigo**"), promises to pay to Find/SVP, Inc., a New York corporation ("**Find/SVP**"), or its registered assigns, the principal sum of One Hundred Thousand Dollars ($100,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate set forth and pursuant to the terms set forth herein. All unpaid principal, together with any then unpaid and accrued interest, shall be due and payable on that date which is sixty (60) days after the date on which the rescission and exchange period terminates as outlined which Scientigo's registration statement on Form S-4 (File No. 333-129621) (the "**Maturity Date**"). This Note is issued pursuant to Transaction Agreement dated as of the date hereof (the "**Transaction Agreement**") by and between Scientigo, TIGO Search, Inc., a Delaware corporation and Find/SVP.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "**SECURITY AGREEMENT**") DATED AS OF THE DATE HEREOF AND EXECUTED BY SCIENTIGO FOR THE BENEFIT OF THE FIND/SVP. ADDITIONAL RIGHTS OF FIND/SVP ARE SET FORTH IN THE SECURITY AGREEMENT.

The following is a statement of the rights of Find/SVP and the conditions to which this Note is subject, and to which Find/SVP, by the acceptance of this Note, agrees:

1. Interest. The unpaid principal amount of this Note shall bear interest at a rate per annum equal to 4.75% per annum, computed on the basis of the actual number of days elapsed and a year 365 days; *provided, however*, that upon the occurrence and continuance of an Event of Default (as hereinafter described in Section 5), interest shall accrue at the rate of 16% per annum. The rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law. If at any time the rate of interest otherwise prescribed herein shall exceed such maximum rate, the prescribed rate shall be reduced to the maximum permissible legal rate for such period of time. Any amount received by Find/SVP which may exceed the permissible amount

applicable shall automatically be applied to the reduction of the principal amount of the Note. Whenever any payment to be made under this Note shall be due on a Saturday, Sunday or any day which shall be a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government action to close between the hours of 9:30 a.m. and 5:30 p.m. New York Time (a "**Non-Business Day**"), such payment shall be made on the next day that is not a Non-Business Day.

2. Payment. The unpaid principal amount of this Note plus all accrued and unpaid interest thereon shall be due on the Maturity Date and payable in cash by wire transfer of immediately available funds to an account or accounts specified by Find/SVP.

3. Representations and Warranties of Find/SVP. Find/SVP represents and warrants to Scientigo upon the acquisition of the Note as follows:

(a) Find/SVP has been advised that the Note has not been registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any state securities laws and, therefore, cannot be resold unless it registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Find/SVP is aware that neither Scientigo nor TIGO Search is under any obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. Find/SVP has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by Find/SVP hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Find/SVP has such knowledge and experience in financial and business matters that Find/SVP is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Find/SVP is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b) Find/SVP acknowledges that Scientigo has given Find/SVP access to the corporate records and accounts of Scientigo and to all information in its possession relating to Scientigo, has made its officers and representatives available for interview by Find/SVP, and has furnished Find/SVP with all documents and other information required for Find/SVP to make an informed decision with respect to the purchase of the Note.

4. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the mutual written consent of Scientigo and Find/SVP.

5. Events of Default. Any of the following shall constitute an "**Event of Default**" under this Note:

(a) Scientigo shall fail to make when due any payment hereunder;

(b) Scientigo shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief

with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing;

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of Scientigo or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Scientigo or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

(d) Scientigo shall materially breach one or more of the material terms of (i) that certain Security Agreement dated as of the date hereof executed by Scientigo in favor of Find/SVP there shall be a material breach or (ii) that certain Registration Rights Agreement dated as of the date hereof by and between Scientigo and Find/SVP.

6. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Section 5(b) or Section 5(c)) and at any time thereafter during the continuance of such Event of Default, Find/SVP may, by written notice to Scientigo, declare all outstanding obligations payable by Scientigo hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Section 5(b) and Section 5(c), immediately and without notice, all outstanding obligations payable by Scientigo hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Find/SVP may exercise any other right power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

7. Successors and Assigns. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of Scientigo and Find/SVP shall be binding upon and benefit the successors, assigns, administrators and transferees of the parties.

8. Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be transferred, sold, disposed of or assigned, by operation of law or otherwise, in whole or in part, by Scientigo without the prior written consent of the Find/SVP or by Find/SVP without the prior written consent of Scientigo.

9. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be delivered pursuant to the terms set forth in the Transaction Agreement.

10. Waivers. Scientigo hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

11. Governing Law. THIS AGREEMENT AND THE OBLIGATIONS OF EACH PARTY ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

12. Jurisdiction and Venue. Each of Scientigo and Find/SVP irrevocably consents to the exclusive jurisdiction and venue of any court within the State of Delaware in connection with any matter based upon or arising out of this Note or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

13. Waiver of Jury Trial. EACH OF SCIENTIGO AND FIND/SVP HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE OR ANY ACTIONS IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

14. Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but which, upon execution, shall constitute one and the same instrument.

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Scientigo, Inc. has caused this Note to be issued as of the date first written above.

SCIENTIGO, INC.
a Delaware corporation

By:______________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

FIND/SVP, INC.
a New York Corporation

By:______________________
Name:
Title: